PGIM Jennison Natural Resources Fund
A: PGNAX	C: PNRCX	R: JNRRX	Z: PNRZX	R6: PJNQX
SUMMARY PROSPECTUS  |  December 30, 2025
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (“SAI”), Annual Report and other information about the Fund online at https://www.pgim.com/investments/mutual-funds/prospectuses-fact-sheets. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prospectus@pgim.com. The Fund's Prospectus and SAI, both dated December 30, 2025, as supplemented and amended from time to time, and the Fund's Form N-CSR, dated October 31, 2025, are all incorporated by reference into
(legally made a part of) this Summary Prospectus.
INVESTMENT OBJECTIVE
The investment objective of the Fund is long-term growth of capital.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may be required to pay commissions to a broker for transactions in Class Z shares, which are not reflected in the table or the example below. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $25,000 or more in shares of the Fund or other funds in the PGIM Funds family. More information about these discounts as well as other waivers or discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 28 of the Fund's Prospectus, Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries on page 49 of the Fund's Prospectus and in Rights of Accumulation on page 52 of the Fund's Statement of Additional Information (“SAI”).
Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R	Class Z	Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00%*	1.00%**	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None
Redemption fee	None	None	None	None	None
Exchange fee	None	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	None	None***	None
*Investors who purchase $1 million or more of Class A shares and sell those shares within 12 months of purchase are also subject to a contingent deferred sales charge (“CDSC”) of 1.00%, although they are not subject to an initial sales charge. The CDSC is waived for certain retirement and/or benefit plans.
**Class C shares are sold with a CDSC of 1.00% on sales made within 12 months of purchase.
*** Direct Transfer Agent Accounts holding under $10,000 of Class Z shares are subject to the $15 fee.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class Z	Class R6
Management fee	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and service (12b-1) fees	0.30%	1.00%	0.75%	None	None
Other expenses	0.21%	0.28%	0.27%	0.17%	0.07%
Total annual Fund operating expenses	1.26%	2.03%	1.77%	0.92%	0.82%
Fee waiver and/or expense reimbursement	None	None	(0.25)%	None	None
Total annual Fund operating expenses after fee waiver and/or expense reimbursement(1)	1.26%	2.03%	1.52%	0.92%	0.82%
(1) The distributor of the Fund has contractually agreed through February 28, 2027 to reduce its distribution and service (12b-1) fees for the Fund's Class R shares to 0.50% of the average daily net assets of the Class R shares of the Fund. This waiver may not be terminated prior to February 28, 2027 without the prior approval of the Fund’s Board of Directors.

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MF135A

Example.  The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
If Shares Are Redeemed

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$671	$928	$1,204	$1,989
Class C	$306	$637	$1,093	$2,161
Class R	$155	$533	$936	$2,063
Class Z	$94	$293	$509	$1,131
Class R6	$84	$262	$455	$1,014
If Shares Are Not Redeemed

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$671	$928	$1,204	$1,989
Class C	$206	$637	$1,093	$2,161
Class R	$155	$533	$936	$2,063
Class Z	$94	$293	$509	$1,131
Class R6	$84	$262	$455	$1,014
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 57% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Fund normally invests at least 80% of its investable assets (net assets plus any borrowings for investment purposes) in equity and equity-related securities of natural resource companies and in asset-based securities. Natural resource companies are U.S. and foreign (non-U.S. based) companies that own, explore, mine, process or otherwise develop, or provide goods and services with respect to, natural resources, such as companies involved in the exploration and production of energy, oil, gas, metals and mining, and gold. Asset-based securities are securities, the values of which are related to the market value of a natural resource.
The principal type of equity in which the Fund invests is common stock. In addition to common stock, equity and equity-related securities include preferred stock, rights that can be exercised to obtain stock, warrants and debt securities or preferred stock convertible into or exchangeable for common or preferred stock and interests in master limited partnerships. The Fund may invest in companies of any size.
The Fund normally invests in a portfolio consisting of companies in a variety of natural resource related sectors, such as energy or materials, and natural resource related industries, such as oil and gas, chemicals, or metals and mining. The Fund may invest without limitation in any one natural resource related sector or industry and is not required to invest any portion of its assets in any one natural resource sector or industry. The relative weightings of natural resource sectors or industries in the Fund’s portfolio may vary from time to time.
Generally, the subadviser considers selling a security when it believes it no longer displays the conditions for growth, is no longer undervalued, or falls short of expectations.
Principal Risks.  All investments have risks to some degree. The value of your investment in the Fund, as well as the amount of return, if any, you receive on your investment, may fluctuate significantly from day-to-day and over time.
You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.
An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in the Fund.
The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Based Securities Risk. Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, precious metal prices historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

Commodity Risk. The values of commodities and commodity-linked investments are affected by events that might have less impact on the value of stocks and bonds. Such investments may be speculative. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including weather, crop or livestock disease, investment speculation, resource availability, fluctuations in industrial and commercial supply and demand, U.S. agricultural, fiscal, monetary and exchange control programs, embargoes, tariffs, and international political, economic, military and regulatory developments. These risks may subject the Fund to greater volatility than investments in traditional instruments or securities. In addition, the commodities markets are subject to temporary distortions or other disruptions due to a variety of factors, including participation of speculators, government intervention and regulation, and certain lack of liquidity in the markets.
Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.
Credit Risk. This is the risk that the issuer, the guarantor, or the insurer of a fixed income security, or the counterparty to a contract may be unable or unwilling to make timely principal and interest payments or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer, or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.
Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Energy Company Investment Risks. The value of securities issued by companies in the energy sector may decline for many reasons, including, among others, changes in energy prices, energy supply and demand, government regulations, energy conservation efforts and potential civil liabilities.
Equity and Equity-Related Securities Risk. Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Foreign Securities Risk. Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund's performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.
In addition, the Fund's investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.
Increase in Expenses Risk. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Interest Rate Risk. The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment. When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund's holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.
Management Risk. Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser's  judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund's benchmark and other funds with similar investment objectives.
Market Disruption and Geopolitical Risks. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).
Recent policy decisions of the U.S. government and governments of foreign countries may increase geopolitical risks that could adversely affect the investment performance of the Fund. These policies have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets. Actions taken by the U.S. government and governments of foreign countries in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests.
The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Natural Resource Company Investment Risk. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests primarily in companies with natural resource assets, there is the risk that the Fund will perform poorly during a downturn in natural resource companies. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect U.S. companies in the Fund’s portfolio if they have significant operations or investments in foreign countries. In addition, rising interest rates and general economic conditions may affect the demand for natural resources.
Performance. The following bar chart shows the Fund's performance for Class Z shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the Fund's average annual returns and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Without the management fee waiver and/or expense reimbursement, if any, the annual total returns would have been lower. Updated Fund performance information, including current net asset value, is available online at www.pgim.com/investments.

Best Quarter:		Worst Quarter:
38.54%	2nd Quarter 2020	-43.45%	1st Quarter 2020

[1] The total return of the Fund's Class Z shares from January 1, 2025 through	September 30, 2025	was	26.90%
Average Annual Total Returns % (including sales charges) (as of 12-31-24)

Return Before Taxes	One Year	Five Years	Ten Years
Class A Shares	-4.75%	10.41%	3.21%
Class C Shares	-0.98%	10.87%	3.07%
Class R Shares	0.52%	11.42%	3.57%
Class R6 Shares	1.22%	12.20%	4.29%
Class Z Shares % (as of 12-31-24)
Return Before Taxes	1.15%	12.09%	4.17%
Return After Taxes on Distributions	0.87%	11.61%	3.81%
Return After Taxes on Distributions and Sale of Fund Shares	0.91%	9.63%	3.24%
Index % (reflects no deduction for fees, expenses or taxes) (as of 12-31-24)
S&P 500 Index	25.02%	14.53%	13.10%
Lipper Global Natural Resources Index*	1.68%	10.26%	4.52%
MSCI World Index (ND)	18.67%	11.17%	9.95%
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as traditional 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class Z shares. After-tax returns for other classes will vary due to differing sales charges and expenses.
* The returns for the Lipper Global Natural Resources Index reflect the expenses of the mutual funds included in the Index.
MANAGEMENT OF THE FUND
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Jennison Associates LLC	John “Jay” Saunders	Managing Director	July 2006
		Neil P. Brown, CFA	Managing Director	July 2006
BUYING AND SELLING FUND SHARES
	Class A*	Class C*	Class Z*	Class R*	Class R6
Minimum initial investment	$1,000	$1,000	None	None	None
Minimum subsequent investment	$100	$100	None	None	None
*Certain share classes are generally closed to investments by new group retirement plans. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Certain Share Classes to New Group Retirement Plans” in the Prospectus for more information.
For Class A and Class C shares, the minimum initial and subsequent investment for Automatic Investment Plan purchases is $50. Class R and Class R6 shares are generally not available for purchase by individuals. Class Z shares may be purchased by certain individuals, subject to certain requirements. Please see “How to Buy, Sell and Exchange Fund Shares—How to Buy Shares—Qualifying for Class R Shares,” “—Qualifying for Class Z Shares,” and “—Qualifying for Class R6 Shares” in the Prospectus for purchase eligibility requirements.
Your financial intermediary may impose different investment minimums. You can purchase or redeem shares on any business day that the Fund is open through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.

TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a traditional 401(k) plan or a traditional individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.

Notes

By Mail:	Prudential Mutual Fund Services LLC, PO Box 534432, Pittsburgh, PA 15253-4432
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.pgim.com/investments
MF135A